Exhibit 10.1

FIFTH AMENDMENT to the Credit Agreement (as defined below), dated as of June 5, 2012 (this “Fifth Amendment”).

W I T N E S S E T H:

WHEREAS, Fifth & Pacific Companies, Inc. (fka Liz Claiborne, Inc.) (the “Company”), Fifth & Pacific Companies Canada Inc. (fka Liz Claiborne Canada Inc.) and Juicy Couture Europe Limited (collectively, the “Borrowers”) have entered into the Second Amended and Restated Credit Agreement, dated as of May 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the other Loan Parties from time to time party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and US Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Bank of America, N.A., as Syndication Agent, and Wells Fargo Capital Finance, LLC, SunTrust Bank and General Electric Capital Corporation, as Documentation Agents;

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have consented to the requested amendments as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1.         Defined Terms.  Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.         Amendments to Section 1.01 of the Credit Agreement (Defined Terms).  Section 1.01 of the Credit Agreement is hereby amended by:

(i) deleting the definition of “Acquired JV Interests” in its entirety and substituting in lieu thereof the following new definition:

“Acquired JV Interests” has the meaning assigned to such term in Section 6.04(w).”;

(ii) deleting the definition of “Consolidated EBITDA” in its entirety and substituting in lieu thereof the following new definition:

“Consolidated EBITDA” means, for any period, Consolidated Net Income from Continuing Operations Attributable (determined in accordance with GAAP) to the Company for such period plus (a) without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (i) income or franchise tax expense for such period, (ii) Consolidated Interest Expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any items of loss resulting from the sale of assets other than in the ordinary course of business for such period, (v) any non-cash charges for tangible or intangible impairments or asset write downs for such period (excluding any write downs for write-offs of Inventory), (vi) any other extraordinary non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Consolidated Net Income in a prior period and any non-cash charge that relates to the write-down or write-off of inventory), (vii) cash restructuring charges, cash charges in connection with store closures and other non-recurring cash charges, in each case, related to cost reduction and brand exiting related activities, incurred on or prior to the first anniversary of the Effective Date in an aggregate amount not to exceed $30,000,000 and (viii) any expenses or charges incurred in connection with (a) the offering of the 2011 Notes or any Additional Notes or any Additional Pari Passu Note Obligations that, in each case, constitute Euro Notes Refinancing Debt, or any 2012 Add-On Notes, (b) any Tender Offer, (c) any Consent Solicitation and (d) any legal expenses or charges incurred in connection with the First Amendment in an aggregate amount with respect to clauses (a) through (d) above not to exceed $20,000,000 during the term of this Agreement, minus (b) without duplication and to the extent included in Consolidated Net Income, (i) any items of gain resulting from the sale of assets other than in the ordinary course of business for such period, (ii) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) or (a)(vi) taken in a prior period and (iii) any interest income for such period and (iv) any extraordinary gains and any non-cash items of income for such period, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.  Notwithstanding anything to the contrary set forth herein, for purposes of calculating the Fixed Charge Coverage Ratio, Consolidated EBITDA shall include discontinued operations of the Company and its Subsidiaries, as defined by GAAP, until the applicable restated financial statements reflecting such discontinuation are available.”; and

(iii) inserting in alphabetical order the following new definitions:

“2012 Add-On Notes” means the Additional Notes of the Company due 2019 issued on the Fifth Amendment Effective Date.

“Fifth Amendment” means the Fifth Amendment, dated as of June 5, 2012, to this Agreement.

“Fifth Amendment Effective Date” has the meaning assigned to such term in the Fifth Amendment.

“Kate Spade JV Holdco” means a wholly owned Subsidiary of Kate Spade LLC organized under the laws of Japan.

3.         Amendment to Section 2.11 of the Credit Agreement (Prepayment of Loans).  Section 2.11 of the Credit Agreement is hereby amended by deleting clause (f) thereof in its entirety and inserting in lieu thereof the following new clause (f):

“(f) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Company or any Subsidiary in respect of any Indebtedness referred to in Section 6.02(p) (in each case, other than (so long as no Default or Event of Default shall have occurred and be continuing or would result from the issuance thereof) any Trademark Secured Debt that constitutes (i) Euro Notes Refinancing Debt, (ii) Existing Euro Notes or (iii) Indebtedness incurred pursuant to Section 6.01(m)), the Borrowers shall, immediately after such Net Proceeds are received by the Company or any Subsidiary, prepay the Revolving Loans and Swingline Loans in an aggregate amount equal to the lesser of (x) 100% of such Net Proceeds and (y) the aggregate amount of Revolving Loans and Swingline Loans outstanding.  However, notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Loans would be required to be made under this Section 2.11(f) other than on the last day of the Interest Period therefor, the Administrative Agent, at the direction of the Borrower Representative, shall keep such funds in a non-interest bearing account and shall not apply such funds to the prepayment of any such Eurocurrency Loan until the last day of such Interest Period.”

4.         Amendments to Section 6.01 of the Credit Agreement (Indebtedness).  Section 6.01 of the Credit Agreement is hereby amended by (i) deleting clause (l) thereof in its entirety and inserting in lieu thereof the following new clause (l):

“(l) (x) Indebtedness in respect of the Existing Euro Notes and (y) any Indebtedness (including, without limitation, subject to the terms hereof, any 2011 Notes, any Additional Notes and any Additional Pari Passu Note Obligations) which represents an extension, refinancing, replacement or renewal thereof from time to time (whether in whole or in part) and including one or more successive extensions, refinancing, replacements or renewals thereof from time to time (whether in whole or in part) (including any Guarantees thereof to the extent permitted pursuant to the following proviso) (the “Euro Notes Refinancing Debt”); provided that, (i) the principal amount (or accreted value, if applicable) of the Euro Notes Refinancing Debt does not exceed the principal amount (or accreted value, if applicable) of the Existing Euro Notes so extended, refinanced, replaced or renewed (plus any unpaid, accrued interest, fees or premiums in connection with the Existing Euro Notes and any reasonable costs associated with such extension, refinancing, replacement or renewal (including, for the avoidance of doubt, tender premiums and any Consent Solicitation payments)), (ii) such Euro Notes Refinancing Debt shall be either (A) unsecured or (B) secured by Liens on assets that do not constitute Collateral (other than Trademarks (and any License granting a right to use any such Trademark) (to the extent permitted pursuant to Section 6.02(p)) and/or Permitted Second Priority Liens (to the extent permitted pursuant to Section 6.02(s))) and are otherwise permitted pursuant to Section 6.02, and (iii) such Euro Notes Refinancing Debt does not have a shorter average weighted maturity than the Existing Euro Notes; provided further that all or any part of the 2012 Add-On Notes shall be deemed to constitute Euro Notes Refinancing Debt so long as (and solely to the extent that) the Net Proceeds thereof (or of any such portion thereof) are intended to be and used to repay, repurchase or redeem the Existing Euro Notes (plus any unpaid, accrued interest, fees or premiums in connection with the Existing Euro Notes and any reasonable costs associated with the 2012 Add-On Notes (including, for the avoidance of doubt, tender premiums and any Consent Solicitation payments);”

and (ii) deleting clause (m) thereof in its entirety and inserting in lieu thereof the following new clause (m):

“(m) Indebtedness (i) constituting 2012 Add-On Notes; provided that the Net Proceeds thereof are used to purchase Acquired JV Interests and make other investments, directly or indirectly, in Kate Spade JV Holdco, in each case, in accordance with Section 6.04(w) and (ii) constituting 2012 Add-On Notes in an aggregate principal amount not to exceed $20,000,000;”

5.         Amendments to Section 6.02 of the Credit Agreement (Liens).  Section 6.02 of the Credit Agreement is hereby amended by (i) deleting clause (p) thereof in its entirety and inserting in lieu thereof the following new clause (p):

“(p) Liens on Trademarks of the US Loan Parties (and Liens on any License granting a right to use such Trademark) securing Indebtedness of the Company or any other US Loan Party permitted pursuant to Section 6.01 (the “Trademark Secured Debt”) in an aggregate amount of not less than $150,000,000; provided that (x) the Net Proceeds received by the Company and its Subsidiaries in connection with such Indebtedness (other than (so long as no Default or Event of Default shall have occurred and be continuing or would result from the issuance thereof) any Trademark Secured Debt that constitutes (i) Euro Notes Refinancing Debt, (ii) Existing Euro Notes or (iii) Indebtedness incurred pursuant to Section 6.01(m)) shall be used to prepay the Loans in accordance with Section 2.11(f), (y)

such Liens may be first priority Liens so long as such Trademarks and any such License shall be subject to a second priority perfected security interest in favor of the applicable Collateral Agent (for the benefit of the Agents, the applicable Lenders and the applicable Issuing Banks) and such Liens shall be subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent and (z) the Administrative Agent and the applicable Collateral Agents shall have been granted a non-exclusive royalty free license with respect to such Trademarks to the extent any such Trademarks are used in connection with any Collateral;”

and (ii) deleting clause (s) thereof in its entirety and inserting in lieu thereof the following new clause (s):

“(s)  Liens on the Collateral (the “Permitted Second Priority Liens”) securing the Trademark Secured Debt; provided that (w) the Net Proceeds received by the Company and its Subsidiaries in connection with such Indebtedness (other than (so long as no Default or Event of Default shall have occurred and be continuing or would result from the issuance thereof) any Trademark Secured Debt that constitutes (i) Euro Notes Refinancing Debt,(ii) Existing Euro Notes or (iii) Indebtedness incurred pursuant to Section 6.01(m)) shall be used to prepay the Loans in accordance with Section 2.11(f), (x) such Trademark Secured Debt (other than the Existing Euro Notes) shall not have a final maturity date that is earlier than the Maturity Date, (y) such Liens (other than the Liens upon Trademarks and Liens on any License granting a right to use such Trademarks referred to in clause (p) above) shall be junior to the liens granted pursuant to the Loan Documents to the applicable Collateral Agent, for the benefit of the Agents, the applicable Lenders and the applicable Issuing Banks, and shall be subject to an intercreditor agreement reasonably satisfactory to the Required Lenders and (z) the applicable Collateral Agent(s) shall have been granted a second priority perfected Lien, for the benefit of the Agents, the applicable Lenders and the applicable Issuing Banks, in any collateral securing the Trademark Secured Debt that does not otherwise constitute Collateral.”

6.         Amendment to Section 6.03 of the Credit Agreement (Fundamental Changes).  Section 6.03 of the Credit Agreement is hereby amended by deleting clause (a)(ii) thereof in its entirety and substituting in lieu thereof the following new clause (a)(ii):

“(ii) any Subsidiary may merge or amalgamate into or with any Loan Party (other than the Borrower) in a transaction in which a Loan Party continues or is the surviving entity and assumes all obligations of the Loan Party under the Loan Documents ,”

7.         Amendments to Section 6.04 of the Credit Agreement (Investments, Loans, Advances, Guarantees and Acquisitions).  Section 6.04 of the Credit Agreement is hereby amended by (i) deleting clause (s) thereof in its entirety and substituting in lieu thereof the following new clause (s):

“(s)  [Reserved];”

(ii) deleting the word “and” at the end of clause (u) thereof and (iii) inserting at the end of clause (v) thereof:

“(w) investments made, directly or indirectly, by the Company or any other Loan Party in Kate Spade JV Holdco with Net Proceeds of the 2012 Add-On Notes and cash on hand in an aggregate amount for all such investments not to exceed $55,000,000, the proceeds of which are used by Kate Spade JV Holdco (x) to purchase all of the outstanding Equity Interests in Kate Spade Japan Co., Ltd. not then held by Kate Spade LLC or Kate Spade JV Holdco (such Equity Interests, the “Acquired JV Interests”) pursuant to the exercise of Kate Spade LLC’s call option under the Kate Spade JV Agreement and (y) to make investments in Kate Spade Japan Co., Ltd.

the proceeds of which shall be used by Kate Spade Japan Co., Ltd. to repay the shareholder loan owing to Kate Spade LLC’s joint venture partner in Kate Spade Japan Co., Ltd. that is required to be repaid in connection with the exercise of such call option (and the Loan Parties and Kate Spade JV Holdco shall be permitted to make the investments described in clauses (x) and (y) above); and

(x) investments by Kate Spade LLC in Kate Spade JV Holdco of the equity interests in Kate Spade Japan Co., Ltd held by Kate Spade LLC.”

8.         Amendment to Section 6.05 of the Credit Agreement (Asset Sales).  Section 6.05 of the Credit Agreement is hereby amended by inserting the words “or 6.04(x)” at the end of clause (n) thereof.

9.         Representations and Warranties.  The Borrowers hereby represent that as of the Fifth Amendment Effective Date (as defined below) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

10.        Effectiveness of Amendment.  (a)This Fifth Amendment shall become effective on and as of the date (such date the “Fifth Amendment Effective Date”) of satisfaction of the following conditions:

(i)         execution and delivery of this Fifth Amendment by the Borrowers, the Loan Guarantors, the Administrative Agent, the US Collateral Agent, the European Administrative Agent, the European Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Required Lenders;

(ii)        no Default or Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date;

(iii)       each of the representations and warranties made by any Loan Party in the Loan Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(iv)       the 2012 Add-On Notes shall have been issued for aggregate proceeds of not less than $140,000,000 and the Company shall have received the Net Proceeds therefrom; and

(v)        receipt by the Administrative Agent of all reasonable and documented out-of-pocket costs and expenses for which invoices have been presented (including the reasonable and documented fees and expenses of one firm of external legal counsel in each relevant jurisdiction).

11.        Expenses.  The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Fifth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

12.        Effect.  Except as expressly amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended, unmodified and not waived and shall continue to be in full force and effect.  This Fifth Amendment shall not constitute an amendment of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or any Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Fifth Amendment.

13.        Consent of Guarantors.  Each of the Loan Guarantors hereby consents to this Fifth Amendment, and to the amendments and modifications to the Credit Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement, any Loan Guaranty, any Collateral Document and the Notes Intercreditor Agreement, as applicable, and its liability for the Obligations or Secured Obligations, as applicable, pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim.

14.        Counterparts.  This Fifth Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

15.        Severability.  Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16.        Integration.  This Fifth Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

17.        GOVERNING LAW.  THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS

FIFTH & PACIFIC COMPANIES, INC.

By	/s/ George Carrara
Name:	George Carrara
Title:	Executive Vice President, Chief Operating
Officer and Chief Financial Officer

FIFTH & PACIFIC COMPANIES CANADA INC.

By	/s/ George Carrara
Name:	George Carrara
Title:	Director

JUICY COUTURE EUROPE LIMITED

By	/s/ Annie Bernstein
Name:	Annie Bernstein
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT

LOAN GUARANTORS:

BOODLE, INC.
DB NEWCO CORP.
HAVANA LLC
JERG, INC.
JUICY COUTURE, INC.
KATE SPADE LLC
L. C. AUGUSTA, INC.
L.C. CARIBBEAN HOLDINGS, INC.
L.C. LICENSING, LLC
L.C. SERVICE COMPANY, INC.
L.C. SPECIAL MARKETS, INC.
LC LIBRA, LLC
LCI ACQUISITION U.S., INC.
LCI HOLDINGS, INC.
LCI INVESTMENTS, INC.
ADELINGTON DESIGN GROUP INC.
ADELINGTON DESIGN SALES GROUP INC.
FIFTH & PACIFIC COMPANIES COSMETICS, INC.
LIZ CLAIBORNE EXPORT, INC.
FIFTH & PACIFIC COMPANIES FOREIGN HOLDINGS, INC.
LIZ CLAIBORNE JAPAN, INC.
FIFTH & PACIFIC COMPANIES PUERTO RICO, INC.
FIFTH & PACIFIC COMPANIES SALES, INC.
LIZ CLAIBORNE SHOES, INC.
LUCKY BRAND DUNGAREES, INC.
LUCKY BRAND DUNGAREES STORES, INC.
MONET INTERNATIONAL, INC.
MONET PUERTO RICO, INC.
NONEE I HOLDING, LLC
NONEE I, LLC
SEGRETS, INC.
SKYLARK SPORT MARKETING CORPORATION
WESTCOAST CONTEMPO PROMENADE, INC.
WESTCOAST CONTEMPO RETAIL, INC.
WESTCOAST CONTEMPO (U.S.A.) INC.
KATE SPADE PUERTO RICO, INC.
LCCI HOLDINGS LLC
WCFL HOLDINGS LLC

By	/s/ George Carrara
Name:	George Carrara
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT

JUICY COUTURE CANADA INC.

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

KATE SPADE CANADA INC.

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

LUCKY BRAND DUNGAREES CANADA INC.

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

WESTCOAST CONTEMPO FASHIONS LIMITED

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT

Signed and delivered as a deed for and on behalf of
JUICY COUTURE IRELAND LIMITED

By	/s/ Annie Bernstein
Name:	Annie Bernstein
Title:	Director

in the presence of:

/s/ Chris DiNardo
(Witness’ Signature)

5901 West Side Avenue, North Bergen, NJ
(Witness’ Address)

Attorney
(Witness’ Occupation)

SIGNATURE PAGE TO THE FIFTH AMENDMENT

LIZ CLAIBORNE EUROPE
KATE SPADE UK LIMITED

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT

JPMORGAN CHASE BANK, N.A., as Administrative
Agent, US Collateral Agent and Lender

By	/s/ Scott Troy
Name:	Scott Troy
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT

J.P. MORGAN EUROPE LIMITED, as European
Administrative Agent and European Collateral Agent

By	/s/ Tim Jacob
Name:	Tim Jacob
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, as Canadian Administrative Agent and
Canadian Collateral Agent

By	/s/ Agostino A. Marchetti
Name:	Agostino A. Marchetti
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT

SUN TRUST BANK, as Lender

By	/s/ Angela Leake
Name:	Angela Leake
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as
Lender

By	/s/ Peter F. Crispino
Name:	Peter F. Crispino
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT

BANK OF AMERICA, N.A. as Lender

By	/s/ Christine Hutchinson
Name:	Christine Hutchinson
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT

Wells Fargo Capital Finance, LLC, as Lender

By	/s/ Reza Sabahi
Name:	Reza Sabahi
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT